INCOME AND MINING TAXES - Calculation of Expense by Applying Canadian Statutory Income Tax Rate (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Income and mining taxes expense calculated by applying the Canadian statutory income tax rate
Combined federal and composite provincial tax rates	26.00%	26.00%
Expected income tax expense at statutory income tax rate	$ 88,677	$ 69,666
Increase (decrease) in income and mining taxes resulting from:
Mining taxes	40,886	33,949
Tax law changes		(1,557)
Impact of foreign tax rates	(7,915)	(9,370)
Permanent differences	(5,275)	2,387
Impact of foreign exchange on deferred income tax balances	(17,879)	14,562
Total income and mining taxes expense	$ 98,494	$ 109,637